UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36589	74-2781950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Lyndon B Johnson Freeway, Box #25 Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

(214) 661-7488

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WHLM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. (the “Company” was held on June 7, 2023. Matters submitted to the stockholders of the Company entitled to vote at the Annual Meeting (the “Stockholders”) and voted upon at the Annual Meeting, which are more fully described in the Company's proxy statement, filed with the Securities and Exchange Commission on April 28, 2023, were: (1) the election of seven directors to serve until the 2024 Annual Meeting of Stockholders of the Company, (2) an advisory vote on executive compensation, and (3) an advisory vote on the frequency of the advisory vote on executive compensation.

On April 24, 2023, the record date for the Annual Meeting, there were 5,157,344 shares of Common Stock issued, outstanding and entitled to vote. Stockholders holding 2,580,855 shares were present at the meeting, in person or represented by proxy. Each of the director nominees was elected to hold office until their respective successor is duly elected and qualified or until their earlier death, resignation or removal. In addition, the Stockholders also approved an advisory vote on executive compensation and an advisory vote on the frequency (3 years) of the advisory vote on executive compensation. The following tables show the results of the voting for each proposal. There were no broker non-votes cast at the Annual Meeting.

Proposal 1. Election of Directors.

The table below shows the number votes cast for, against or withheld, for each director nominee regarding the election of directors to serve until the 2024 Annual Meeting of Stockholders of the Company.

Name of Director Nominee	For	Against or Withheld
Mark E. Schwarz	2,461,595	119,260
Mark E. Pape	2,552,356	28,499
Clinton J. Coleman	2,552,327	28,528
Aimee J. Nelson	2,552,539	28,316
James A. Dvorak	2,552,357	28,498
Alexander F. Mehr	2,461,461	119,394
Maya Burkenroad	2,462,061	118,794

Proposal 2. – Advisory Resolution to Approve Executive Compensation

The table below shows the number of votes cast for, against, as well as the number of abstentions or withheld votes.

For	Against	Abstentions Withheld
2,571,747	7,911	1,197

Proposal 3. Advisory Vote on Say-On Frequency Proposal.

The table below shows the number of votes cast for an advisory vote on the frequency of the advisory vote on executive compensation, 3 years, 2 years or 1 year, as well as the number of abstentions. As a result of this advisory vote, the Company intends in the future to hold an Advisory Vote on Executive Compensation every three years until the next required vote on the frequency of the Company holding an Advisory Vote on Executive Compensation.

3 Years	2 Years	1 Year	Abstentions
2,451,334	3,480	123,034	3,007

Other Matters.

No other matters were voting on at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILHELMINA INTERNATIONAL, INC.

Date: June 8, 2023	By:	/s/ James A. McCarthy
James A. McCarthy
Chief Financial Officer